                                                                   EXHIBIT 99-10


                        CERTIFICATION OF PERIODIC REPORT



I, David E. Meador, Senior Vice President and Chief Financial Officer of DTE Energy Company (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge and belief:

(1) the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    March 20, 2003                   /s/ DAVID E. MEADOR
                               -----------------------------------------
                                            David E. Meador
                               Senior Vice President and Chief Financial
                                    Officer of DTE Energy Company